SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2003

                                      CWA

                                  (Depositor)

      (Issuer in respect of Asset-Backed Securitiies, Series CWA 2003-BC2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securitiies
                              Series CWA 2003-BC2

On July 25, 2003, The Bank of New York, as Trustee for CWA, Asset-Backed Securitiies Series CWA 2003-BC2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2003, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securitiies Series CWA 2003-BC2 relating to the distribution date of July 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2003


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2003


                             Payment Date: 07/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        96,400,353.36    1.355000%     1,539,704.68    108,852.07    1,648,556.75       0.00       0.00
                        2A1       328,089,140.96    1.335000%     6,510,953.56    364,999.17    6,875,952.73       0.00       0.00
                        P                 100.00    0.000000%             0.00    142,949.88      142,949.88       0.00       0.00
                        C         487,240,504.18    0.000000%             0.00    866,491.96      866,491.96       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         23,750,000.00    1.735000%             0.00     34,338.54       34,338.54       0.00       0.00
                        M2         18,750,000.00    2.555000%             0.00     39,921.87       39,921.87       0.00       0.00
                        M3          8,750,000.00    3.535000%             0.00     25,776.04       25,776.04       0.00       0.00
                        B1          7,500,000.00    4.535000%             0.00     28,343.75       28,343.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        483,239,594.32     -            8,050,658.24  1,611,673.28    9,662,331.53     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        94,860,648.68              0.00
                                2A1       321,578,187.40              0.00
                                P                 100.00              0.00
                                C         480,188,838.08              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         23,750,000.00              0.00
                                M2         18,750,000.00              0.00
                                M3          8,750,000.00              0.00
                                B1          7,500,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        475,188,936.08     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    96,400,353.36     1.355000% 126671YG5    15.397047      1.088521    948.606487
                           2A1   328,089,140.96     1.335000% 126671YB6    19.079717      1.069595    942.353663
                           P             100.00     0.000000% 126671ZV1     0.000000    1,429,498.800000  1,000.000000
                           C     487,240,504.18     0.000000% 126671ZU3     0.000000      1.732983    960.377292
Residual                   AR              0.00     0.000000% 126671ZW9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     23,750,000.00     1.735000% 126671YC4     0.000000      1.445833  1,000.000000
                           M2     18,750,000.00     2.555000% 126671YD2     0.000000      2.129167  1,000.000000
                           M3      8,750,000.00     3.535000% 126671YE0     0.000000      2.945833  1,000.000000
                           B1      7,500,000.00     4.535000% 126671YF7     0.000000      3.779167  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     483,239,594.32       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       109,103,580.30   371,085,257.78   480,188,838.08
Loan count                    739             2308             3047
Avg loan rate           7.644380%        7.554748%             7.58
Prepay amount        1,225,287.75     5,250,067.12     6,475,354.87

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        45,855.97       152,207.53       198,063.50
Sub servicer fees          881.57           996.58         1,878.15
Trustee fees               828.14         2,824.85         3,652.99


Agg advances                  N/A              N/A              N/A
Adv this period         17,958.69        40,695.96        58,654.65

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,266,273.58     7,733,724.99     9,999,998.57
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.842470%           100.000000%            424,489,594.32
   -----------------------------------------------------------------------------
   Junior           12.157530%             0.000000%             58,750,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          38                 5,624,387.73
60 to 89 days                           4                   877,584.54
90 or more                              1                    81,667.93
Foreclosure                            10                   954,963.55

Totals:                                53                 7,538,603.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,662,331.53          9,662,331.53
Principal remittance amount            8,050,658.24          8,050,658.24
Interest remittance amount             1,611,673.28          1,611,673.28